UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 18, 2006

KMG America Corporation
(Exact Name of Registrant as Specified in Charter)

Virginia	1-32377	20-1377270
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12600 Whitewater Drive, Suite 150 Minnetonka, Minnesota	55343
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 930-4800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendment to KMG America Corporation’s 2004 Equity Incentive Plan

On April 18, 2006, KMG America Corporation (the “Corporation”) held its annual meeting of shareholders during which shareholders approved an amendment to the Corporation’s 2004 Equity Incentive Plan (the “Plan”), pursuant to which the number of shares of the Corporation’s common stock available under the Plan was increased to 2,827,500. To review the Plan in its entirety, please refer to Exhibit 10.01 attached hereto and incorporated herein by reference.

Stock Option Awards

On April 18, 2006, the Board of Directors of the Corporation approved stock option awards to the following named executive officers as part of the Corporation’s long-term incentive compensation program:

Name and Title	Stock Options Awarded

Kenneth U. Kuk, Chairman, President and
Chief Executive Officer	28,700

Scott H. DeLong III, Senior Vice President
and Chief Financial Officer	17,500

Paul F. Kraemer, Senior Vice President of Sales	21,250

Paul P. Moore, Senior Vice President of Sales	21,250

The stock option awards were made pursuant to the Plan and nonqualified stock option agreements to be entered into between each executive and the Corporation. The form of the Nonqualified Stock Option Agreement to be entered into is attached hereto as Exhibit 10.02 and is incorporated herein by reference. The grant date of the options is June 23, 2006. The exercise price of the options will be the closing price of the Corporation’s common stock on the New York Stock Exchange on the trading day immediately preceding the grant date. The stock option awards for each recipient named above, other than Mr. Kuk, will become vested with respect to one-fourth of the options awarded on each of the first, second, third and fourth anniversaries of the grant date. Mr. Kuk’s award will become vested with respect to one-third of the options awarded on each of the first, second and third anniversaries of the grant date. In each case, vesting on each vesting date will be contingent on the continued employment of the executive by the Corporation on the vesting date. Additionally, the Plan and the nonqualified stock option agreements provide for accelerated vesting upon termination of the executive’s employment other than for cause, the executive’s resignation of employment for good reason, the executive’s death or disability, or a change of control of the Corporation.

ITEM 7.01 REGULATION FD DISCLOSURE

At the Corporation’s annual meeting of shareholders held on April 18, 2006, shareholders elected the following two current directors to Class II to serve three year terms expiring at the 2009 annual meeting of shareholders:

•     Scott H. DeLong III, Senior Vice President and Chief Financial Officer of the Corporation; and

•     James J. Ritchie, Director of Ceres Group, Inc. and Director and Non-Executive Chairman of Quanta Capital Holdings, Ltd.

The information in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing made by KMG under the Securities Act of 1933, as amended.

(c)	Exhibits
	Exhibit No.	Description

	10.01	KMG America Corporation’s 2004 Equity Incentive Plan, as amended on April 18, 2006.
	10.02	Form of Nonqualified Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KMG AMERICA CORPORATION
(Registrant)

Date: April 21, 2006	By:	/s/ James E. Nelson
James E. Nelson
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.01	KMG America Corporation’s 2004 Equity Incentive Plan, as amended on April 18, 2006.
10.02	Form of Nonqualified Stock Option Agreement